Exhibit 99.28

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-I

KEY PERFORMANCE FACTORS
January 31, 1999



        Expected B Maturity                                        8/16/04


        Blended Coupon                                              6.3897%



        Excess Protection Level
          3 Month Average 5.81%
          January, 1999 5.81%
          December, 1998  5.87%
          November, 1998 5.74%


        Cash Yield18.21%


        Investor Charge Offs 4.95%


        Base Rate 7.45%


        Over 35 Day Delinquency 5.29%


        Seller's Interest 8.19%


        Total Payment Rate14.12%


        Total Principal Balance$40,086,865,639.98


        Investor Participation Amount$750,000,000.00


        Seller Participation Amount$3,284,946,121.49